UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2021

1st Franklin Financial Corporation

(Exact name of registrant as specified in its charter)

Georgia	2-27985	58-0521233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 East Tugalo Street Post Office Box 880 Toccoa, Georgia 30577
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (706) 886-7571

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement.

On November 17, 2021, 1st Franklin Financial Corporation (the “Company”) entered into a Third Amendment (the “Third Amendment”) to the Amended and Restated Loan and Security Agreement dated as of November 19, 2019 (as amended from time to time, the “Amended Loan and Security Agreement”), by and among the Company, Wells Fargo Bank, N.A., as agent for the lenders (“the Agent”), and the other financial institutions from time to time party thereto.

The Third Amendment, among other things, increases the Maximum Principal Amount (the “Accordion Increase”), subject to the terms and conditions of the Amended and Security Agreement, by an amount acceptable to the Agent in its sole and absolute discretion; provided however, that the aggregate amount of the Accordion Increase shall not exceed $100.0 million. The Third Amendment also amends the definition of “Applicable Margin” to mean 2.75% and extends the maturity date of the Amended Loan and Security Agreement to February 28, 2024. The Company’s obligations under the Amended Loan and Security Agreement are secured by the finance receivables of the Company. As of October 31, 2021, and giving effect to the Third Amendment, the amount outstanding under the Amended Loan and Security Agreement was $42.1 million and available borrowings under the Amended Loan and Security Agreement were $187.9 million, at an interest rate of 3.50%.

The foregoing description of the Third Amendment is qualified in its entirety by reference to the full text of the Third Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 – Creation of Direct Financial Obligation or an Obligation under the Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

10.1

Third Amendment to Amended and Restated Loan and Security Agreement, dated as of November 17, 2021, by and among the Company, Wells Fargo Bank, N.A., as agent for the lenders, and the other financial institutions from time to time party thereto.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST FRANKLIN FINANCIAL CORPORATION

By: /s/ Brian J. Gyomory

Name: Brian J. Gyomory

Title:   Executive Vice President and
            Chief Financial Officer

Date: November 19, 2021